EXHIBIT 99.1

Q1 RECORD REVENUE $8.4 MILLION... UP 90% YEAR-OVER-YEAR... GOVERNMENT SEGMENT ORGANICALLY GROWS 15% ON HOMELAND & DEFENSE DEMAND... FURTHER ZANETT FINANCIAL DETAILS TO FOLLOW...

NEW YORK, May 23, 2005 (BUSINESS WIRE) -- Zanett anticipates filing its full 2005 Q1 10-QSB shortly. Further and complete financial details will soon be available in the 10-QSB.

About Zanett, Inc. (www.zanett.com)
Zanett is an information technology ("IT") company that provides customized, mission-critical IT solutions to Fortune 500 corporations, mid-market companies, and classified government agencies involved in Homeland Defense and Homeland Security. The Company operates in two segments: Commercial Solutions and Government Solutions. Collectively, the Company and its solutions practices are referred to as The IT Commonwealth TM.

The Company's Commercial Solutions segment provides full lifecycle, high value, end-to-end business solutions including services to initiate, develop and implement e-business systems, application development, project management, business analysis, architecture design, package customization, testing and quality assurance and implementation management, implementation of ERP, supply chain management ("SCM") and customer relationship management ("CRM") systems, and voice and data communications network integration solutions that include the provision of hardware, peripheral equipment and telecommunications lines for voice and data communications networks as well as related security and design services.

The Government Solutions segment specializes in providing advanced software and satellite engineering services with domain area expertise on government and aerospace satellite and IT infrastructure contracts related to Homeland Defense and Homeland Security.

The Commonwealth's overarching mission is to provide comprehensive solutions that exceed client expectations, are delivered on time and within budget, and achieve superior results.

Zanett is headquartered in New York City and has offices in Boston, Cincinnati, Indianapolis, Denver and California. Founded in 2000, Zanett is listed on the Nasdaq under the symbol ZANE.

Contact:

Zanett, Inc.
Claudio Guazzoni
646-502-1800
corporaterelations@zanett.com

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to, among other things, future events or Zanett, Inc.'s future financial performance. In some cases, forward-looking statements can be identified by terminology including, but not limited to, "may," "anticipates," "will," "could", "should," "expects," "plans," "anticipates" "believes," "estimates," "projects," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology. These statements include, but are not limited to, statements regarding: the expected benefits of the Company's acquisitions such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined companies. These statements involve, among other things, known and unknown risks, uncertainties and other factors that may cause Zanett, Inc.'s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In evaluating these statements, various factors should be considered, including the risk that Zanett, Inc.'s, and its operating subsidiaries' businesses will not be coordinated and integrated successfully, and disruptions from acquisitions will make it more difficult to maintain relationships with clients, lenders, employees, suppliers or other constituents. Zanett, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For a discussion of additional factors that could cause Zanett, Inc.'s results to differ materially from those described in the forward-looking statements, please refer to Zanett, Inc.'s filings with the Securities and Exchange Commission, including, but not limited to, the sections titled "Special Note Regarding Forward-Looking Information" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Risk Factors" in Zanett, Inc.'s 2004 Annual Report on Form 10-KSB and the 2005 Q1 Quarterly Report on Form 10-QSB, when released.